SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

June 20, 2006

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On June 20, 2006, the Board of Directors of the Registrant elected James W. Breyer to serve as a Class II director until the annual meeting of stockholders of the Registrant in 2009 and his successor is elected and qualified, or until his earlier resignation or removal. A copy of the Registrant’s press release dated June 21, 2006, announcing Mr. Breyer’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant dated June 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: June 21, 2006

EXHIBIT INDEX

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant dated June 21, 2006.